UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement	☐ Confidential for Use of Commission
☐ Definitive Proxy Statement	Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

i2 Telecom International, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

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5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

June __, 2007

To Our Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders of i2 Telecom International, Inc. (the “Company”). The Special Meeting will be held on July 12, 2007, at 10:00 a.m. at the Company’s executive offices located at 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076.

The actions we expect to take at the Special Meeting are described in detail in the attached Proxy Statement and Notice of Special Meeting of Stockholders.

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. If you are a record holder of the Company’s Common Stock on June 11, 2007, you are eligible to vote with respect to certain of these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. Therefore, please complete, sign, date and return the accompanying proxy as promptly as possible. Returning the proxy does NOT deprive you of your right to attend the meeting and vote your shares in person.

We look forward to seeing you at the Special Meeting.

Sincerely,

/s/ Paul R. Arena

Paul R. Arena

Chairman of the Board and Chief Executive Officer

i2 TELECOM INTERNATIONAL, INC.

5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

A Special Meeting of Stockholders of i2 Telecom International, Inc. will be held on Thursday, July 12, 2007, at 10:00 a.m. local time, at 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076 for the following purposes:

(1)       to approve an amendment to our Articles of Incorporation increasing the number of shares of authorized Common Stock, no par value, from 250,000,000 to 500,000,000;

(2)    to approve an amendment to our Amended and Restated 2004 Stock Incentive Plan to increase the number of shares of Common Stock included in the plan from 15,000,000 to 40,000,000; and

(3)       to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Stockholders of record at the close of business on June 11, 2007, will be entitled to notice of and to vote at the Special Meeting and at any continuation or adjournment thereof.

All stockholders are cordially invited to attend the Special Meeting in person. Your vote is important. Please complete, date, sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the Special Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Special Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

By Order of the Board of Directors

/s/Paul R. Arena
Chairman of the Board of Directors
and Chief Executive Officer

Roswell, Georgia

June __, 2007

i2 TELECOM INTERNATIONAL, INC.

5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held July 12, 2007

VOTING AND PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of i2 Telecom International, Inc., a Washington corporation (referred to as the “Company,” “we,” “our” or “us”), for use at our Special Meeting of Stockholders to be held at 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076 on Thursday, July 12, 2007, at 10:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Special Meeting, this Proxy Statement and the accompanying proxy card are being mailed to our stockholders on or about June 22, 2007.

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company’s Secretary at our principal executive offices located at 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076. The proxy may also be revoked by attending the meeting and voting in person. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted FOR the approval of the proposals, and in accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the meeting or any adjournments thereof.

Record Date, Voting Rights and Outstanding Shares

The Board of Directors has fixed June 11, 2007, as the record date (the “Record Date”) for determining holders of our Common Stock, no par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 147,708,524 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum. Votes withheld, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. Votes cast by proxy or in person at the Special Meeting will be tabulated by the Inspector of Election, in conjunction with information received from our transfer agent. The Inspector of Election will also determine whether or not a quorum is present.

The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting in person or by proxy is required to approve the proposals brought before the meeting. Shares that abstain from voting as to these matters, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters (“broker non-votes”), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions and broker non-votes will be included in the number of shares present and entitled to vote.

Solicitation

The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of securities held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of securities for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

i2 Telecom International, Inc.

Attn: Corporate Secretary

5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

Telephone No.: (404) 567-4750

Any stockholder who shares an address with other stockholders and who wishes to receive in the future a separate annual report to stockholders, Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, may notify the Company at the address or phone number shown above. Multiple stockholders sharing an address who are receiving multiple copies of these materials may request delivery of a single copy by contacting the Company at the address or phone number shown above.

OVERVIEW OF PROPOSALS

This Proxy Statement includes two proposals requiring action by holders of our Common Stock. The proposals relate to:

•	the approval of an amendment to our Articles of Incorporation increasing the number of shares of our authorized Common Stock from 250,000,000 to 500,000,000; and

•	the approval of an amendment to our Amended and Restated 2004 Stock Incentive Plan to increase the number of shares available for awards from 15,000,000 to 40,000,000.

The proposals are discussed in more detail below.

PROPOSALS

PROPOSAL #1 - TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION INCREASING THE

NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 250,000,000 to
500,000,000

On June 1, 2007, our Board of Directors adopted and approved an amendment to our Articles of Incorporation to increase the authorized shares of Common Stock from 250,000,000 shares to 500,000,000 shares, which is referred to as the “Authorized Shares Amendment.” The text of the Authorized Shares Amendment is attached to this Proxy Statement as Attachment 1. We had 147,708,524 shares of Common Stock issued and outstanding as of the Record Date and 102,291,476 shares of Common Stock available for issuance.

The Authorized Shares Amendment will be implemented by filing it with the Secretary of State of Washington. Once we file the Authorized Shares Amendment, we will have 352,291,476 shares of authorized but unissued Common Stock available for issuance.

Reason for the Authorized Shares Amendment

The Authorized Shares Amendment will permit our Board of Directors to authorize the issuance of shares without the necessity and related costs and delays of obtaining approval of our stockholders. By increasing the number of shares of Common Stock authorized, even if all the holders of derivative and convertible securities exercised their rights to acquire our Common Stock, we will still have shares available to issue as compensation, for example, or in connection with an acquisition.

In general, however, the availability of additional authorized and unissued shares of Common Stock can make any attempt to gain control of a corporation more difficult, costly or time-consuming, and the availability of additional authorized and unissued shares might make it more difficult to remove management because shares of Common Stock could be issued by us to dilute the percentage of Common Stock owned by a significant stockholder and increase the number of voting shares necessary to acquire control or to meet the voting requirements imposed by Washington law with respect to a merger or other business combination.

Section 23B.10.030 of the Washington Business Corporation Act

Section 23B.10.030 of the Washington Business Corporation Act permits the amendment of a corporation’s articles of incorporation to allow for an increase of the aggregate number of authorized shares of a class so long as the proposed amendment is approved by at least a majority of the voting group comprising all the votes entitled to be cast.

Effective Date

The Authorized Shares Amendment will become effective upon the filing with the Washington Secretary of State.

Recommendation of the Board of Directors

The Board of Directors recommends that the holders of our Common Stock vote “for” adoption of the Authorized Shares Amendment to increase our authorized shares of Common Stock to 500,000,000.

PROPOSAL #2 - TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN INCREASING THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK INCLUDED IN THE PLAN FROM 15,000,000 to 40,000,000

The following discussion is qualified in its entirety by the full text of the i2 Telecom International, Inc. Amended and Restated 2004 Stock Incentive Plan (the “Plan”).

On April 23, 2004, our Board of Directors adopted, and on June 3, 2004, our stockholders approved, the Plan. The Plan has a term of 10 years and is administered by our Board of Directors or a committee of the Board (collectively referred to as the “Committee”). If a committee of the Board administers the Plan, the committee must be composed of two or more members of the Board who are “non-employee directors.”

Pursuant to the Plan, the Committee may grant to eligible recipients, which include all employees, non-employee directors, consultants and independent contractors, awards of options (which may be qualified or non-qualified), Restricted Stock or Bonus Stock. Restricted Stock is an award of Common Stock that is subject to conditions or terms such as vesting, continuous employment or service for a period of time, or the satisfaction of designated performance goals or criteria. An award of a Stock Bonus is an immediately available award of Common Stock.

Awards of options have varying terms, but no option that has been granted will expire in less than three years nor in more than 10 years from the date of grant. The price for each share of Common Stock purchased pursuant to the options is determined by the Committee on the date of grant. If an option is designated as an incentive stock option, the exercise price per share is the fair market value of our Common Stock on the date of grant. Payment for stock options must be made with cash, although the Committee, in its sole discretion, may allow payment to be made (in whole or in part) by the tender of previously acquired shares, by a promissory note, through a broker’s sale, or with any combination of the foregoing, with or without the payment of cash.

If a recipient’s employment or other service is terminated by reason of death, disability or retirement, outstanding options held by the recipient will become immediately exercisable and will remain exercisable for a period of one year after such termination (but in no event after the expiration date of the option), all Restricted Stock awards will become fully vested and all Stock Bonuses will vest or continue to vest as determined by the Committee or as governed by the Stock Bonus agreement. If the recipient’s employment or service is terminated for reasons other than death, disability or retirement, any agreement evidencing an award will be immediately terminated, and any options, Restricted Stock awards and Stock Bonuses that have not vested will terminate without vesting. So long as the recipient’s termination was not for “cause,” as defined in the Plan, any vested options shall be exercisable for a period of three months after the date of termination (but in no event after the expiration of the option). The Committee may, in its discretion, extend the recipient’s rights relating to the vesting and exercise of awards after the recipient’s termination date.

In the event of a change in control, as defined in the Plan, provided that the award does not say otherwise, all outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, irrespective of the recipient’s employment status, all outstanding Restricted Stock awards will become immediately vested and non-forfeitable and all outstanding Stock Bonuses will vest or continue to vest in the manner determined by the Committee and set forth in the agreements evidencing the awards.

A recipient of an incentive stock option will recognize no income upon grant of the option and incur no tax on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the stock acquired upon exercise of an incentive stock option (the “ISO Shares”) for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the recipient disposes of ISO Shares prior to the expiration of either required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.

A recipient will not recognize any taxable income at the time a non-qualified stock option is granted. However, upon exercise of a non-qualified stock option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient’s exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

There is no tax consequence to i2 Telecom International, Inc. as a result of either the grant or the vesting of non-qualified stock options. There is also no tax consequence to i2 Telecom International, Inc. as a result of either the grant or the vesting of incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), i2 Telecom International, Inc. would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. i2 Telecom International, Inc. is required to withhold FICA, Medicare and federal income taxes from both employees and former employees upon disqualified dispositions of incentive stock options. i2 Telecom International, Inc. is also subject to FICA, Medicare and FUTA on the amounts that are deemed to be wages.

The following table sets forth, as of December 31, 2006, the number of securities to be issued upon exercise of outstanding options, the weighted average exercise price of the outstanding options and the number of securities remaining available for future issuance under the Plan. On the Record Date, the price of our Common Stock was $0.10.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under the equity compensation plan (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (1)	7,764,409	$0.19	2,025,682

Equity compensation plans not approved by security holders	8,496,698(2)(3)	$0.45(2)(3)	0

Total	16,261,107	$0.33	2,025,682

(1)	Represents options granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan.
(2)

Does not include (i) options and warrants to purchase 51,483,713 shares of Common Stock with a weighted average exercise price of $.083 per share, which were originally granted as options to purchase shares of common stock of our wholly owned subsidiary i2 Telecom International, Inc., a Delaware corporation (“i2Telecom (DE)”), pursuant to the i2Telecom DE Stock Option Plan, which were assumed by the Company in connection with the Company's acquisition of i2Telecom DE, or (ii) issuances of options and warrants in connection with various financings. The Company has not made, and will not make, any further grants under the i2Telecom DE Stock Option Plan.

(3)	Includes options and warrants to purchase Common Stock granted under plans not approved by the Company's shareholders. The material features of such plans are set forth below.

From June 2002 to February 2004, the Company granted two current employees, two current directors and two former directors options to purchase an aggregate of 4,351,689 shares of Common Stock at exercise prices having a weighted-average price of $0.4515 per share, all of which have vested. These options are all considered non-qualified due to the merger pursuant to which the Company acquired i2Telecom DE on February 26, 2004.

As part of a debt settlement from time to time the Company may negotiate to pay its debt through a combination of stock options or shares of common stock.

When the Plan was originally adopted, we set aside 10,000,000 shares of our Common Stock for grants made under the Plan. On December 12, 2005, our Board of Directors adopted, and on March 29, 2006, our stockholders approved, an amendment to the Plan increasing to 15,000,000 the number of shares of our Common Stock available for grants under the Plan. As of the Record Date, we had issued options to employees to purchase a total of 8,964,409 shares of our Common Stock. The following table sets forth, as of the Record Date, the number of options received or to be received by each of our named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, each associate of any such director or executive officer, each person who received or will receive 5% of the option awards made or to be made, and all employees, including our current officers who are not executive officers, as a group:

Number of Options Received or To Be Received

Paul R. Arena, Chief Executive Officer and Director	2,069,855

James R. Rose, Chief Technology Officer	1,175,000

Douglas F. Bender, Senior Vice President and General Manager	1,068,142

All current executive officers, as a group	4,312,997

All current directors who are not executive officers, as a group	1,857,190

Associates of any director or executive officer	N/A

Any person (other than those named above) who has received or will receive 5% of the option awards made or to be made	N/A

All employees, including all current officers who are not executive officers, as a group	N/A

Recommendation of the Board of Directors

The Board of Directors recommends that holders of our Common Stock vote “for” amending our Amended and Restated 2004 Stock Incentive Plan to increase the number of shares included therein to 40,000,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Other than Mr. Paul R. Arena, our Chief Executive Officer, Principal Financial Officer and Chairman of the Board of Directors, Dr. Audrey L. Braswell, a director and Vestal Venture Capital, as of the Record Date we know of no individuals or entities that owned more than 5% of our Common Stock.

The following table sets forth, as of the Record Date, information with respect to the shares of Common Stock beneficially owned by (i) each director; (ii) each named executive officer; (iii) all executive officers and directors as a group and (iv) each beneficial owner of more than 5% of our Common Stock. The term “executive officer” is defined as the Chief Executive Officer/Principal Financial Officer and the Chief Technology Officer and any other person who performs similar policy making functions for the Company.

Title of Class	Name(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Class(2)

Common Stock	Paul R. Arena, Executive Officer and Director	8,047,553	5.65%
Common Stock	James R. Rose, Executive Officer and Director	2,045,383	1.38%
Common Stock	Douglas F. Bender, Executive Officer	2,405,082	1.63%
Common Stock	Dr. Audrey L Braswell, Director	6,898,632	4.67%
Common Stock	D. Christer Bylander, Director	1,100,000	*
Common Stock	Vestal Venture Capital(4), 5% Holder	45,670,907	30.92%
Common Stock	Renaissance Capital (5), 5% Holder	13,761,572	9.32%
Common Stock	All Current Directors and Executive Officers as a Group (5 persons)	20,496,650	13.41%

*	Less than 1%.
(1)	The business address of each person named is c/o i2 Telecom International, Inc., 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076.
(2)	Based on 147,708,524 shares of Common Stock outstanding on the transfer records as of June 11, 2007.
(3)

Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

(4)

Includes 26,313,467 shares of Common Stock and an immediately exercisable warrant to acquire 19,357,440 shares of Common Stock. Mr. Allan Lyons, general partner of 21st Century Strategic Alliance, L.P., acts on behalf of Vestal Venture Capital in voting these shares of Common Stock.

(5)

Includes 12,824,072 shares of Common Stock and an immediately exercisable warrant to acquire 937,500 shares of Common Stock. Mr. Russell Cleveland, general partner of Renaissance Capital, Inc., acts on behalf of US Special Opportunities Fund, Renaissance Capital Growth & Income Fund III and Renaissance US Growth Investment Trust in voting these shares of Common Stock.

COMPENSATION OF DIRECTORS

Our bylaws permit us to compensate our directors upon resolution of the Board of Directors. Directors are permitted to receive a stated salary or a fixed sum plus expenses for attendance at each meeting. Our four directors have not received cash compensation for their services as directors during the last fiscal year. During the 2006 fiscal year, our Board of Directors awarded Dr. Braswell an option to purchase 250,000 shares of our Common Stock at an exercise price of $0.10 per share and Mr. Bylander an option to purchase 1,000,000 shares of our Common Stock at an exercise price of $.12 as compensation for service rendered to the Board. These options will expire on May 12, 2009, and May 15, 2009, respectively.

EXECUTIVE COMPENSATION

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal year ended December 31, 2006. The following table summarizes all compensation for fiscal year 2006 received by our Chief Executive Officer, and the Company’s two most highly compensated executive officers who earned more than $100,000 in fiscal year 2006.

SUMMARY COMPENSATION TABLE
Name and principal position (A)	Year (B)	Salary ($) (C)	Bonus ($) (D)	Stock Awards ($) (E)	Option Awards ($) (F)	Non-Equity Incentive Plan Compen-sation ($) (G)	Nonquali-fied Deferred Compen-sation Earnings ($) (H)	All Other Compen-sation ($) (I)	Total ($) (J)

Paul R. Arena,	2006	108,509	-0-	-0-	3,199	-0-	-0-	-0-	111,708
Director, Chief Executive
Officer and Principal
Financial Officer

Douglas F. Bender,	2006	97,929	-0-	-0-	1,570	-0-	-0-	-0-	99,499
Senior Vice President
and General Manager

James R. Rose,	2006	120,222	-0-	-0-	4,352	-0-	-0-	-0-	124,574
Director, Chief Technology
Officer

We do not have a long term incentive plan or arrangement of compensation with any individual in the group of officers and directors.

The following table sets forth certain information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each of our named executive officers outstanding as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS						STOCK AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercis-able	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Paul R. Arena,	1,218,030(1)			.15	06/01/10
Director, Chief Executive	166,095(1)			.45	06/24/08
Officer and Principal	55,000(1)	220,000(1)		.10	05/12/11
Financial Officer

Douglas F. Bender,	664,380(2)			.15	11/01/10
Senior Vice President	166,095(2)			.45	06/24/08
and General Manager	22,667(2)			.35	10/14/08
	27,000(2)	108,000(2)		.10	03/01/11

James R. Rose,	225,000(3)	125,000	250,000.80		03/30/08
Director, Chief Technology	150,000(3)			.10	03/01/11
Officer	45,000(3)	180,000.10			05/12/11

(1) Mr. Arena received an option to purchase 1,218,030 shares of our Common Stock on June 1, 2002, and 166,095 shares of our Common Stock on June 23, 2003, which fully vested on the date of grant. These are non-qualified options outside of the present 2004 Incentive Stock Option Plan. On May 12, 2006, Mr. Arena received an option to purchase 275,000 shares of our Common Stock. This option grant vests in equal increments over thirty-six months. These are qualified options within the present 2004 Incentive Stock Option Plan which Mr. Arena received as part of his compensation for services rendered to the Company.

(2) Mr. Bender received an option to purchase 664,380 shares of our Common Stock on November 1, 2002, and 166,095 shares of our Common Stock on June 23, 2003, which fully vested on the date of grant. These are non-qualified options outside of the present 2004 Incentive Stock Option Plan. On October 14, 2005, Mr. Bender received an option to purchase 22,667 shares of our Common Stock and March 1, 2006, he received an option to purchase 135,000 shares of our Common Stock. These option grants vest in equal increments over thirty-six months. These are qualified options within the present 2004 Incentive Stock Option Plan which Mr. Bender received as part of his compensation for services rendered to the Company.

(3) Mr. Rose received an option to purchase 600,000 shares of our Common Stock on April 6, 2005. Of this amount, 100,000 shares vested on the date of grant, 125,000 shares vested on April 6, 2006, 125,000 shares vested on April 6, 2007 and 250,000 shares will vest upon our achievement of certain sales milestones. On March 1, 2006 Mr. Rose received an option to purchase 150,000 shares of our Common Stock in lieu of compensation owed for previous consulting fees. These options vested and were exercisable on the dates they were granted. On May 12, 2006, Mr. Rose received an option to purchase 225,000 shares of our Common Stock. This option grant vests in equal increments over thirty-six months. These are qualified options within the present 2004 Incentive Stock Option Plan which Mr. Rose received as part of his compensation for services rendered to the Company.

DIRECTOR COMPENSATION

The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the fiscal year ended December 31, 2006.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen-sation ($)	Total ($)

Audrey L. Braswell, Director	-0-	-0-	7,637	-0-	-0-	-0-	7,637

D. Christer Bylander, Director	-0-	-0-	30,551	-0-	-0-	-0-	30,551

(1) Dr. Braswell received an option to purchase 332,190 shares of our Common Stock on June 1, 2002, which fully vested on the date of grant. These are non-qualified options outside of the present 2004 Incentive Stock Option Plan. On March 15, 2005, Dr. Braswell received an option to purchase 75,000 shares of our Common Stock and on May 12, 2006, he received an option to purchase 250,000 shares of our Common Stock. Both of these option grants vest in equal increments over twenty-four months. These are qualified options within the present 2004 Incentive Stock Option Plan which Dr. Braswell received as part of his compensation for services rendered to the Company.

(2) Mr. Bylander received an option to purchase 1,000,000 shares of our Common Stock on May 15, 2006. These options are to vest in equal increments over twenty-four months. These are qualified options within the present 2004 Incentive Stock Option Plan which Mr. Bylander received as part of his compensation for services rendered to the Company.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

To be considered for inclusion in the Proxy Statement for the Company’s 2007 Annual Meeting, stockholder proposals must be received at our principal executive offices within a reasonable time before the Company begins to print and mail its proxy materials for the 2007 Annual Meeting.

Notice of intention to present a proposal at the 2007 Annual Meeting should be addressed to Corporate Secretary, i2 Telecom International, Inc., 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any stockholder proposal for the Company’s 2007 Annual Meeting not submitted within a reasonable time before the Company begins to print and mail its proxy materials for the 2007 Annual Meeting will not be considered filed on a timely basis. For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives, provided that (i) the Company includes in its Proxy Statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a Proxy Statement.

TRANSACTION OF OTHER BUSINESS

Management does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters which are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

Attachment 1

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

i2 TELECOM INTERNATIONAL, INC.

Pursuant to the provisions of RCW 23B 10.060 of the Washington Business Corporation Act, i2 Telecom International, Inc., a Washington corporation, hereby adopts the following articles of amendment to its articles of incorporation:

FIRST, the name of the corporation is i2 Telecom International, Inc.

SECOND, the articles of incorporation are hereby amended as follows:

Paragraph 1 of Article III of the articles of incorporation is hereby deleted in its entirety and the following will appear in its place:

1.       The total number of shares which the corporation is authorized to issue is 500,000,000 shares of common stock having no par value and 5,000,000 shares of preferred stock having no par value.

THIRD, the amendment does not provide for an exchange, reclassification, or cancellation of issued shares.

FOURTH, the amendment was adopted by the Board of Directors on June 1, 2007.

FIFTH, the amendment was duly approved by the shareholders on July 12, 2007 in accordance with the provisions of RCW 23B.10.030 and 23B.10.040.

Dated: July ___, 2007	i2 Telecom International, Inc.

By:________________________________
Paul R. Arena, Chief Executive Officer

APPENDIX I

i2 TELECOM INTERNATIONAL, INC.

AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

1. PURPOSE OF PLAN

The purpose of the i2 Telecom International, Inc. Amended and Restated 2004 Stock Incentive Plan (the “Plan”) is to advance the interests of i2 Telecom International, Inc. (the “Company”) and its shareholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

2. DEFINITIONS

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1	“Board” means the Board of Directors of the Company.

2.2

“Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

2.3	“Change in Control” means an event described in Section 11.1 of the Plan.

2.4	“Code” means the Internal Revenue Code of 1986, as amended.

2.5	“Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

2.6

“Common Stock” means the common stock of the Company, no par value per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.5 of the Plan.

2.7	“Company” means i2 Telecom International, Inc., a Washington corporation.

2.8

“Disability” means, except with respect to Incentive Stock Options, the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code. In the context of the period of exercisability of an Incentive Stock Option after termination of employment as addressed in Section 9.1(a) of the Plan, “Disability” shall in all events mean the permanent and total disability of the Participant within the meaning of Section 22(e) of the Code.

2.9

“Eligible Recipients” means all employees of the Company or any Subsidiary and any non-employee directors, consultants and independent contractors of the Company or any Subsidiary. An Incentive Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Incentive Award shall not become vested prior to the date the employee first performs such services.

2.10	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.11

“Fair Market Value” means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any national securities exchange or on the Nasdaq National Market; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national securities exchange or on the Nasdaq National Market, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.12	“Incentive Award” means an Option, Restricted Stock Award or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

2.13

“Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient (who must be an employee of the Company or any Subsidiary) pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14	“Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.15	“Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.16	“Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.17

“Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

2.18

“Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

2.19

“Retirement” means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company’s plan or practice for purposes of this determination.

2.20	“Securities Act” means the Securities Act of 1933, as amended.

2.21	“Stock Bonus” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan.

2.22

“Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee; provided, however, that in the context of eligibility to receive Incentive Stock Options, as well as the effects of termination of employment with respect thereto as addressed in Section 9 hereof, “Subsidiary” shall have the meaning ascribed to “subsidiary corporation” by Section 424(f) of the Code.

3. PLAN ADMINISTRATION

3.1

The Committee. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are “outside directors” within the meaning of Section 162(m) of the Code. Such a committee, if established, will act by majority approval of the members (including written consent of a majority of the members), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.2 Authority of the Committee.

(a)

In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b)

The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

(c)

In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, that the amended or modified terms are permitted by the Plan as then in effect.

4. SHARES AVAILABLE FOR ISSUANCE

4.1

Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.5 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 15,000,000 shares of Common Stock.

4.2

Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock, or used to satisfy the applicable tax withholding obligation will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

4.3	General Restrictions. Delivery of shares of Common Stock or other amounts under the Plan shall be subject to the following:

(a)

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)

To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be reflected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

4.4

Shares of Common Stock Issued Pursuant to Incentive Stock Options. Subject to Sections 4.1 and 4.5, the maximum number of shares of Common Stock that may be issued under Options intended to be Incentive Stock Options pursuant to the Plan shall be 15,000,000.

4.5

Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split, of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) to outstanding Options, and (b) the exercise price of outstanding Options.

5. PARTICIPATION

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6. OPTIONS

6.1

Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option (if the Option so qualifies) or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

6.2

Exercise Price. The per-share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option; provided, however, that such price will not be less than 110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code).

6.3

Exercisability and Duration. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant or, in the case of an Eligible Participant who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code), five years from its date of grant. Notwithstanding the foregoing, each Option granted to a participant shall vest at a rate of at least 20% per year over 5 years from the date the Option is granted.

6.4

Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note (on terms acceptable to the Committee in its sole discretion) or a combination of such items with or without some cash.

6.5

Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Chief Financial Officer) at its office at 5070 Old Ellis Pointe, Suite 110, Roswell Georgia 30076 (or such other office as the Company may designate), and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

6.6

Aggregate Limitation of Common Stock Subject to Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company, any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options shall constitute Non-Statutory Stock Options. The determination shall be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, may designate which shares shall be treated as shares to be acquired upon exercise of an Incentive Stock Option.

6.7

Options to Purchase Stock of Acquired Companies. After any reorganization, merger or consolidation involving the Company or a subsidiary of the Company, the Committee may grant Options in substitution of options issued under a plan of another party to the reorganization, merger or consolidation, where such party’s stock may no longer be outstanding following such transaction pursuant to Section 424(a) of the Code, the Committee shall have sole discretion to determine all terms and conditions of Options issued under this Section 6.7, including, but not limited to, exercise price and expiration date.

7. RESTRICTED STOCK AWARDS

7.1

Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.

7.2

Rights as a Shareholder; Transferability. Except as provided in Sections 7.1, 7.3 and 12.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

7.3

Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

7.4

Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

8. STOCK BONUSES

An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 10 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

9. EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE

9.1

Termination Due to Death, Disability or Retirement. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or (except in the case of Incentive Stock Options) Retirement:

(a)

all outstanding Options then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one year after such termination (but in no event after the expiration date of any such Option);

(b)	all Restricted Stock Awards then held by the Participant will become fully vested; and

(c)	all Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Bonuses.

9.2	Termination for Reasons Other Than Death, Disability or Retirement.

(a)

Subject to the second sentence of this Section 9.2(a), in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement (but including Retirement in the case of Incentive Stock Options), or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), (i) all outstanding Options then held by the Participant will remain exercisable to the extent exercisable as of such termination until the earlier of three months after such termination or the expiration date of any such Option, unless termination is for cause, in which case all Options will remain exercisable as of such termination for a period of one month after such termination (but in no event after the expiration of any such Option); ( ii ) all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited; and ( iii) all Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the committee and set forth in the agreement evidencing such Stock Bonuses.

(b)

For purposes of this Section 9.2, “cause” (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (iv) any material breach of any employment, service, or noncompete agreement entered into with the Company or any Subsidiary.

9.3

Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 9, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, such termination of employment or service, in each case in the manner determined by the Committee; provided, however, no Option may remain exercisable beyond its expiration date.

9.4

Breach of Confidentiality or Noncompete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, such breach occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

9.5

Date of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, determined by the Committee in its sole discretion based upon such records.

10.	PAYMENT OF WITHHOLDING TAXES

10.1

General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

10.2

Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 10.1 of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

11.	CHANGE IN CONTROL

11.1	Change in Control. For purposes of this Section 11, a “Change in Control” of the Company will mean the following:

(a)

the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(b)	the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c)

any person becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 20% or more, but less than 50%, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors (as defined in Section 11.23 below), or (ii) 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

(d)

a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors, or (ii) 50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

(e)	the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

(f)

any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

11.2

Incumbent Directors. For purposes of this Section 11, “Incumbent Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

11.3

Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.5 of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (a) all outstanding Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options have been granted remains in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) all outstanding Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Bonuses.

11.4

Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

11.5

Limitation on Change in Control Payments. Notwithstanding anything in Section 11.3 or 11.4 of the Plan to the contrary, if, respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 11.3 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 11.4 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with one another and any other “payments” which such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 11.3 or 11.4 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will be reduced, that such “payments” not be reduced or that the Participant will have the discretion to determine which “payments” will be reduced), then this Section 11.5 will not apply, and any “payments” to a Participant pursuant to Section 11.3 or 11.4 of the Plan will be treated as “payments” arising under such separate agreement.

12.	RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS; TRANSFERABILITY.

12.1

Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

12.2

Rights as a Shareholder. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

12.3

Restrictions on Transfer. Except as otherwise provided in this Section 12.3, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, or (except with respect to Incentive Stock Options) pursuant to the terms of a domestic relations order, as defined in Section 414(p)(1)(B) of the Code, which satisfies the requirements of Section 414(p)(1)(A) of the Code (a “Qualified Domestic Relations Order”). During the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative or attorney-in-fact) or the alternate payee named in a Qualified Domestic Relations Order may exercise the Participant’s rights under the Plan. The Participant’s beneficiary may exercise a Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Non-Qualified Stock Options may transfer such Options to his or her spouse, ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only back to the Participant who originally received the Options or to an individual or trust to whom the Participant could have initially transferred the Option pursuant to this Section 12.3. Options which are transferred pursuant to this Section 12.3 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

12.4

Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

13.	SECURITIES LAW AND OTHER RESTRICTIONS

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

14.	PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or quotation system on which the Common Stock is listed, including, but not limited to the over-the-counter electronic bulletin board and the Nasdaq Stock Market. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2, 4.5 and 13 of the Plan.

15.	EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan is effective as of June 3, 2004, the date it was adopted by the Board and the shareholders. The Plan will terminate at midnight no later than 10 years from the effective date, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

16.	MISCELLANEOUS

16.1

Governing Law. The validity, construction, interpretation, and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Florida, notwithstanding the conflicts of laws principles of any jurisdictions.

16.2	Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

16.3	Annual Report. Each year the Company will provide a copy of its Annual Report to Shareholders on Form 10-K or Form 10-KSB, as applicable, to all Participants.

PROXY

i2 TELECOM INTERNATIONAL, INC.

This proxy is solicited on behalf of the Board of Directors

for the Special Meeting on July 12, 2007

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted “FOR” the approval of the two proposals set forth in the proxy statement.

The stockholder(s) represented herein appoint(s) Paul Arena and/or James Rose proxy with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder(s) at the Special Meeting of the Stockholders of i2 Telecom International, Inc. to be held at the Company’s offices located at 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076, on July 12, 2007, at 10:00 a.m., and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL #1-APPROVAL OF ADOPTION OF THE AUTHORIZED SHARES AMENDMENT

FOR [	]	AGAINST [	]	ABSTAIN [	]

PROPOSAL #2-APPROVAL OF INCREASE IN COMMON STOCK INCLUDED IN THE AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

FOR [	]	AGAINST [	]	ABSTAIN [	]

Please mark, date and sign your proxy card and mail it in the enclosed envelope as soon as possible.

In their discretion, proxies are entitled to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.

Signature_______________________ Date_______

Signature_______________________ Date_______